                        SEMIANNUAL REPORT / APRIL 30 2001

                               AIM BLUE CHIP FUND


                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                       THE SWING BY PIERRE-AUGUSTE RENOIR

          RENOIR BEGAN HIS CAREER AS A PAINTER IN A PORCELAIN FACTORY,

          GAINING EXPERIENCE WITH THE COLORS THAT WOULD DISTINGUISH HIS

             IMPRESSIONIST WORK AND LEARNING THE IMPORTANCE OF GOOD

          CRAFTSMANSHIP. HIS PAINTINGS ARE AMONG THE BEST-KNOWN IN THE

           WORLD FOR THEIR SIGNIFICANCE AND VALUE--AS ARE MANY OF THE

                 BLUE-CHIP COMPANIES IN WHICH THIS FUND INVESTS.

                      -------------------------------------

AIM Blue Chip Fund is for shareholders who seek long-term growth of capital with a relatively conservative investment portfolio that contains the stocks of top-performing companies within designated business sectors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 4/30/01 are as follows: Class A shares, inception (2/4/87), 12.33%; 10 years, 13.27%; five years, 13.40%; one year, -26.09% (-21.79%
    excluding sales charges). Class B shares, inception (10/1/96), 12.94%; one year, -26.22% (-22.34% excluding CDSC). Class C shares, inception (8/4/97), 7.42%; one year, -23.11% (-22.33% excluding CDSC).
o In addition to the returns as of 4/30/01 shown above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were as follows:
    Class A shares, inception (2/4/87), 11.63%; 10 years, 12.20%; five years, 11.61%; one year, -35.89%. Class B shares, inception (10/1/96), 10.73%; one year, -36.02%. Class C shares, inception (8/4/97), 4.75%; one year, -33.32%.
o   Past performance cannot guarantee comparable future results.
o DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                               AIM BLUE CHIP FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   The six months ended April 30, 2001, the period covered by
[PHOTO OF          this report, were among the most difficult we have seen in
ROBERT H.          equity markets in years. Major indexes, both foreign and
GRAHAM]            domestic, posted negative returns, with the technology
                   sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                       What's the lesson? Well, just as the dot-com disaster
                   taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                       During the long bull market, which ran from 1982 until
                   last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                               AIM BLUE CHIP FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

ECONOMIC SLOWDOWN HURTS MARKET, FUND PERFORMANCE

HOW DID AIM BLUE CHIP FUND PERFORM OVER THE LAST SIX MONTHS?
A slowing economy and declining corporate earnings growth caused investor nervousness to rise, major stock-market indexes to fall and fund performance to sink into negative territory during the six-month reporting period ended April 30, 2001. For that period, the fund's Class A, Class B and Class C shares returned -19.61%, -19.92% and -19.87% respectively. These figures are at net asset value, that is, excluding sales charges.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
The last six months have taught many new investors an important lesson: the stock market sometimes declines. Investors avoided large-cap growth stocks generally, and technology stocks in particular; some abandoned the stock market entirely, placing their investments in money market funds or bond funds.
    The Federal Reserve Board (the Fed), which spent much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. In December 2000, the Fed publicly revealed that its recessionary worries exceeded its inflationary concerns. Four times during the reporting period--twice in January, once in March and again in April--the Fed lowered short-term interest rates by 50 basis points (for a total decrease of 200 basis points, or 2.0%) in a dramatic effort to revive a rapidly weakening economy. But the rate cuts caused the market to rally only briefly.
    April offered a respite from the drubbing growth stocks have taken in recent months--and offered hope that they may at last be poised for a rebound. Across all market capitalizations, value stocks outperformed growth stocks year-to-date as of April 30. But for the month of April, by a wide margin, growth stocks outperformed value stocks across all capitalizations. Indeed, for April each of the fund's three share classes rose in value more than 10%.

WHAT CAUSED THE ECONOMY AND THE MARKETS TO WEAKEN?
The Fed's string of interest-rate increases, which began in June 1999, successfully slowed the economy--possibly more than intended. Economic growth slowed from 4.8% in the first quarter of 2000 to 1.0% in the fourth quarter; it increased somewhat to 1.3% in the first quarter of 2001. Those rate hikes made it more expensive for companies to borrow and expand.

                      -------------------------------------

                        DURING THE FOURTH QUARTER OF 2000

                         AND THE FIRST QUARTER OF 2001,

                         THE BOOMING STOCK MARKET OF THE

                               1990S WAS HUMBLED.

                      -------------------------------------

Interest-rate-sensitive telecom companies and manufacturers were particularly hurt by rising interest rates.
    Beginning in the fourth quarter of 2000, the number of earnings warnings and high-profile layoff announcements increased, unnerving investors and consumers. The dot-com collapse temporarily provided more viable businesses with a plentiful supply of almost-new telecom and Internet equipment; this resulted in sharply reduced demand for new technology-related equipment in the fourth quarter, prompting additional layoff announcements. Indeed, in April unemployment hit 4.5%--low by historical standards but a two-and-a-half-year high.

WHY WERE GROWTH STOCKS HURT SO SEVERELY?
Over the last year, investors tended to sell stocks with high absolute price/earnings ratios, regardless of those companies' growth rates. As a result, investors abandoned companies with rapidly growing earnings (and thus richer stock valuations) in favor of companies with low absolute price/earnings ratios. Richly valued stocks of rapidly growing companies, many investors reasoned, had further to fall in a down market than lower-priced stocks of slower-growing companies.
    As a result, many of the fund's holdings, while still some of the fastest-growing in the market, have suffered severe valuation compression. However, it remains our belief--and our experience--that simple rules work best in the stock market:

--------------------------------------------------------------------------------
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by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account, then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                                   [PICTURE]

PORTFOLIO COMPOSITION

As of 4/30/01, based on total net assets

==============================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------
 1. General Electric Co.               5.32%       1. Financial (Diversified)           10.52%
 2. Pfizer Inc.                        3.84        2. Health Care                       10.26
                                                      (Drugs - Major Pharmaceuticals)
 3. Citigroup Inc.                     3.49        3. Electrical Equipment               6.59
 4. Exxon Mobil Corp.                  3.32        4. Computers (Software & Services)    5.81
 5. Tyco International Ltd. (Bermuda)  3.07        5. Manufacturing (Diversified)        4.19
 6. AOLTime Warner Inc.                2.68        6. Oil (International Integrated)     3.84
 7. American International             2.53        7. Communications Equipment           3.77
    Group, Inc.
 8. Pharmacia Corp.                    2.30        8. Retail (General Merchandise)       3.73
 9. Microsoft Corp.                    2.18        9. Entertainment                      3.72
10. J.P. Morgan Chase & Co.            2.17       10. Investment Banking/Brokerage       3.42

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

==============================================================================================

Faster-growing companies tend to outperform slower competitors over the long haul, and while manias or bubbles develop and corrections are required to deal with them, a consistent strategy of sticking with "profit winners" benefits investors over time.

GIVEN THESE DIFFICULT MARKET TRENDS, HOW DID YOU MANAGE THE FUND?
We continued to practice the fund's investment discipline: investing in blue-chip companies (companies that are well-established in their respective industries) that we believe have the potential for above-average earnings growth. The number of holdings declined only slightly, from 76 to 73 stocks.
    We maintained a market-weighted position in technology, but benefited because several of our tech stocks performed better than the sector as a whole. We benefited from careful selections within the capital-goods (General Electric and Tyco), basic-materials (Alcoa) and energy (Halliburton and Schlumberger) sectors.
    In keeping with our long-term investment perspective, we remained committed to selected high-quality health-care stocks--even though they hurt fund performance during the reporting period. We believe that firms like Pfizer and Pharmacia have strong fundamentals, industry-leading positions and long-term earnings-growth potential.

ARE THERE A COUPLE OF STOCKS IN PARTICULAR YOU LIKE?
Our two largest holdings--General Electric and Pfizer--demonstrate what the fund looks for in potential holdings.
    General Electric is #1 or #2 in a range of industries. The diversified company produces aircraft engines, locomotives and other transportation equipment, household appliances, electric distribution and control equipment, generators and turbines, nuclear reactors, medical-imaging equipment, and plastics. Its financial arm, GE Capital Services, accounts for half of sales and is one of the largest U.S. financial-services companies. Other operations include the NBC television network.
    Pfizer's pharmaceutical products include impotence treatment Viagra, cardiovascular drug Norvasc and cholesterol-lowering medicine Lipitor. Its consumer brands include Visine, Ben-Gay, Listerine, Certs, Dentyne, Efferdent and Zantac. An aging baby-boom population promises an expanding market for pharmaceuticals that battle cholesterol, impotence and cardiovascular disease and other conditions that affect us as we age.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
At the close of the reporting period, markets remained volatile and economic indicators remained mixed. After four rate cuts, the Fed remained concerned about weakness in the economy. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy--precisely the medicine the stock market seems to require. A revitalized business climate could help restore confidence in stocks generally and in growth stocks specifically.
    As a result of the stock-market correction, fund managers now see some of the most attractive stock valuations in years. Key economic indicators also were encouraging: inflation continued to be subdued and unemployment remained low. Despite the markets' short-term decline, fund managers believe that as in the past, the stocks of companies that deliver consistent earnings growth will be rewarded.

          See important fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                               AIM BLUE CHIP FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

SECTORS COMPONENTS OF BROAD ECONOMIC PICTURE

In assessing financial and economic developments, analysts frequently refer to sectors. A sector is a segment of the economy. Each sector is composed of a group of related industries. Together, the various sectors form a snapshot of the economy as a whole.
    Various analysts often use slightly different labels for economic sectors. Standard & Poor's Corporation (S&P) defines 11 major economic sectors: basic materials, capital goods, communication services, consumer cyclicals, consumer staples, energy, financial, health care, technology, transportation and utilities.

MARKET INDEXES GENERALLY SECTOR-WEIGHTED
The benchmark Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is made up of stocks representing these 11 sectors. Most other broad market indexes are similarly constructed.
    In the S&P 500, these sectors are represented in different proportions to reflect the economic landscape of the United States. Sector representation in the index is periodically adjusted to reflect changes in the country's economic makeup. As of December 31, 2000, technology was the largest sector component of the S&P 500, making up nearly a quarter of the index, followed by financials, health care and consumer staples.

SECTORS OFTEN CONSIST OF MANY INDUSTRIES
Sectors can include a fairly broad range of industries. In the health-care sector, for example, S&P includes biotechnology, diversified health care, drugs, hospital management, managed care, medical products and supplies and specialized services. Technology includes communication equipment, computer hardware and software, electronics, semiconductors and several other industries. Some sectors consist of just a few industries. For instance, S&P only includes telecommunications (cellular/wireless and long distance) and telephones in communication services.
    Different analysts sometimes vary in the specific industries that they place in a particular economic sector. AIM uses the S&P system to organize information in shareholder reports on equity funds.

SEGMENTS OF ECONOMY CAN GROW AT DIFFERENT RATES
While past performance cannot guarantee comparable future results, technology, consumer cyclicals and health care have been the growth sectors of the economy in recent years. Mutual funds seeking a high rate of growth have tended to have a significant portion of their assets invested in companies in these sectors. More conservative growth funds or more income-oriented funds might favor other sectors, such as utilities.
    Stock mutual funds can invest in several sectors or in a single sector. Some so-called sector funds actually only invest in a specific industry, such as biotechnology or semiconductors. Even within a sector, there can be a wide variance in the performance of different industries. Sector funds generally have a greater risk/reward potential than those that invest in multiple sectors.

                                   [PIE CHART]


SECTOR COMPOSITION OF THE S&P 500

As of 12/31/00

================================================================================
Utilities                3.9%
Basic Materials          2.4%
Capital Goods            9.3%
Transportation           0.7%
Communication Services   5.5%
Technology              21.6%
Consumer Cyclicals       7.6%
Consumer Staples        11.3%
Energy                   6.4%
Health Care             14.0%
Financial               17.3%
================================================================================

                               AIM BLUE CHIP FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                      SHARES          VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.57%

ALUMINUM-0.63%

Alcoa Inc.                             875,000   $    36,225,000
================================================================

BANKS (MAJOR REGIONAL)-1.05%

Fifth Third Bancorp                  1,125,000        60,480,000
================================================================

BEVERAGES (NON-ALCOHOLIC)-0.44%

Coca-Cola Co. (The)                    550,000        25,404,500
================================================================

BIOTECHNOLOGY-1.81%

Amgen Inc.(a)                        1,700,000       103,938,000
================================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.61%

AT&T Corp. -- Liberty Media
    Corp.-Class A                    2,200,000        35,200,000
================================================================

CHEMICALS-0.56%

Air Products & Chemicals, Inc.         750,000        32,242,500
================================================================

COMMUNICATIONS EQUIPMENT-3.77%

Comverse Technology, Inc.(a)           800,000        54,800,000
----------------------------------------------------------------
JDS Uniphase Corp.(a)                1,700,000        36,346,000
----------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,950,000        66,670,500
----------------------------------------------------------------
Nortel Networks Corp. (Canada)       3,850,000        58,905,000
================================================================
                                                     216,721,500
================================================================

COMPUTERS (HARDWARE)-1.82%

International Business Machines
    Corp.                              400,000        46,056,000
----------------------------------------------------------------
Sun Microsystems, Inc.(a)            3,400,000        58,208,000
================================================================
                                                     104,264,000
================================================================

COMPUTERS (NETWORKING)-1.80%

Cisco Systems, Inc.(a)               6,100,000       103,578,000
================================================================

COMPUTERS (PERIPHERALS)-2.07%

EMC Corp.(a)                         3,000,000       118,800,000
================================================================

COMPUTERS (SOFTWARE &
  SERVICES)-5.81%

Check Point Software Technologies
    Ltd. (Israel)(a)                   550,000        34,501,500
----------------------------------------------------------------
Microsoft Corp.(a)                   1,850,000       125,337,500
----------------------------------------------------------------
Oracle Corp.(a)                      4,300,000        69,488,000
----------------------------------------------------------------
VERITAS Software Corp.(a)            1,750,000       104,317,500
================================================================
                                                     333,644,500
================================================================

DISTRIBUTORS (FOOD & HEALTH)-1.55%

Cardinal Health, Inc.                  487,500        32,857,500
----------------------------------------------------------------
Sysco Corp.                          2,000,000        56,240,000
================================================================
                                                      89,097,500
================================================================

                                                     MARKET
                                      SHARES          VALUE

ELECTRIC COMPANIES-0.98%

Duke Energy Corp.                    1,200,000   $    56,112,000
================================================================

ELECTRICAL EQUIPMENT-6.59%

General Electric Co.                 6,300,000       305,739,000
----------------------------------------------------------------
Sanmina Corp.(a)                     2,500,000        72,875,000
================================================================
                                                     378,614,000
================================================================

ELECTRONICS (SEMICONDUCTORS)-2.85%

Analog Devices, Inc.(a)                750,000        35,482,500
----------------------------------------------------------------
Intel Corp.                          1,500,000        46,365,000
----------------------------------------------------------------
Texas Instruments Inc.                 825,000        31,927,500
----------------------------------------------------------------
Xilinx, Inc.(a)                      1,050,000        49,843,500
================================================================
                                                     163,618,500
================================================================

ENTERTAINMENT-3.72%

AOLTime Warner Inc.(a)               3,050,000       154,025,000
----------------------------------------------------------------
Viacom Inc.- Class B(a)              1,150,000        59,869,000
================================================================
                                                     213,894,000
================================================================

EQUIPMENT (SEMICONDUCTOR)-1.19%

Applied Materials, Inc.(a)           1,200,000        65,520,000
----------------------------------------------------------------
KLA-Tencor Corp.(a)                     53,200         2,923,872
================================================================
                                                      68,443,872
================================================================

FINANCIAL (DIVERSIFIED)-10.52%

American Express Co.                 1,850,000        78,514,000
----------------------------------------------------------------
Citigroup Inc.                       4,075,000       200,286,250
----------------------------------------------------------------
Fannie Mae                           1,350,000       108,351,000
----------------------------------------------------------------
Freddie Mac                          1,400,000        92,120,000
----------------------------------------------------------------
J.P. Morgan Chase & Co.              2,600,000       124,748,000
================================================================
                                                     604,019,250
================================================================

HEALTH CARE (DIVERSIFIED)-1.68%

American Home Products Corp.         1,050,000        60,637,500
----------------------------------------------------------------
Johnson & Johnson                      370,000        35,697,600
================================================================
                                                      96,335,100
================================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-10.26%

Allergan, Inc.                       1,225,000        93,100,000
----------------------------------------------------------------
Merck & Co., Inc.                    1,000,000        75,970,000
----------------------------------------------------------------
Pfizer Inc.                          5,100,000       220,830,000
----------------------------------------------------------------
Pharmacia Corp.                      2,525,000       131,956,500
----------------------------------------------------------------
Schering-Plough Corp.                1,750,000        67,445,000
================================================================
                                                     589,301,500
================================================================

HEALTH CARE (MANAGED CARE)-1.00%

UnitedHealth Group Inc.                875,000        57,295,000
================================================================

                                                     MARKET
                                      SHARES          VALUE

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.44%

Medtronic, Inc.                      1,850,000   $    82,510,000
================================================================

HOUSEHOLD PRODUCTS (NON-
  DURABLES)-0.85%

Colgate-Palmolive Co.                  875,000        48,868,750
================================================================

INSURANCE (MULTI-LINE)-2.53%

American International Group,
    Inc.                             1,775,000       145,195,000
================================================================

INVESTMENT BANKING/BROKERAGE-3.42%

Merrill Lynch & Co., Inc.            1,450,000        89,465,000
----------------------------------------------------------------
Morgan Stanley Dean Witter & Co.     1,700,000       106,743,000
================================================================
                                                     196,208,000
================================================================

MANUFACTURING (DIVERSIFIED)-4.19%

Tyco International Ltd. (Bermuda)    3,300,000       176,121,000
----------------------------------------------------------------
United Technologies Corp.              825,000        64,416,000
================================================================
                                                     240,537,000
================================================================

NATURAL GAS-2.78%

Dynegy Inc.-Class A                    750,000        43,387,500
----------------------------------------------------------------
El Paso Corp.                          850,000        58,480,000
----------------------------------------------------------------
Enron Corp.                            925,000        58,016,000
================================================================
                                                     159,883,500
================================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-2.31%

ENSCO International Inc.               725,000        28,202,500
----------------------------------------------------------------
Halliburton Co.                        925,000        39,969,250
----------------------------------------------------------------
Schlumberger Ltd.                      525,000        34,807,500
----------------------------------------------------------------
Transocean Sedco Forex Inc.            550,000        29,854,000
================================================================
                                                     132,833,250
================================================================

OIL (INTERNATIONAL
  INTEGRATED)-3.84%

Exxon Mobil Corp.                    2,150,000       190,490,000
----------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
    York Shares (Netherlands)          500,000        29,765,000
================================================================
                                                     220,255,000
================================================================

POWER PRODUCERS
  (INDEPENDENT)-0.84%

Calpine Corp.(a)                       850,000        48,441,500
================================================================

RAILROADS-0.41%

Canadian National Railway Co.
    (Canada)                           600,000        23,754,000
================================================================

                                                     MARKET
                                      SHARES          VALUE

RETAIL (BUILDING SUPPLIES)-2.13%

Home Depot, Inc. (The)               2,600,000   $   122,460,000
================================================================

RETAIL (FOOD CHAINS)-1.49%

Safeway Inc.(a)                      1,575,000        85,522,500
================================================================

RETAIL (GENERAL MERCHANDISE)-3.73%

Costco Wholesale Corp.(a)              750,000        26,197,500
----------------------------------------------------------------
Target Corp.                         2,000,000        76,900,000
----------------------------------------------------------------
Wal-Mart Stores, Inc.                2,150,000       111,241,000
================================================================
                                                     214,338,500
================================================================

SERVICES
  (ADVERTISING/MARKETING)-0.64%

Interpublic Group of Companies,
    Inc. (The)                       1,075,000        36,496,250
================================================================

SERVICES (DATA PROCESSING)-2.36%

First Data Corp.                     1,275,000        85,986,000
----------------------------------------------------------------
Fiserv, Inc.(a)                        900,000        49,806,000
================================================================
                                                     135,792,000
================================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.95%

Vodafone Airtouch PLC-ADR (United
    Kingdom)                         1,800,000        54,504,000
================================================================

TELEPHONE-1.95%

BellSouth Corp.                        700,000        29,372,000
----------------------------------------------------------------
SBC Communications Inc.              2,000,000        82,500,000
================================================================
                                                     111,872,000
================================================================
    Total Common Stocks & Other
    Equity Interests (Cost
    $4,840,824,195)                                5,546,699,972
================================================================

MONEY MARKET FUNDS-3.30%

STIC Liquid Assets Portfolio(b)     94,790,704        94,790,704
----------------------------------------------------------------
STIC Prime Portfolio(b)             94,790,704        94,790,704
================================================================
    Total Money Market Funds
      (Cost $189,581,408)                            189,581,408
================================================================
TOTAL INVESTMENTS-99.87% (Cost
    $5,030,405,603)                                5,736,281,380
================================================================
OTHER ASSETS LESS
    LIABILITIES-0.13%                                  7,651,966
================================================================
NET ASSETS-100.00%                               $ 5,743,933,346
________________________________________________________________
================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $5,030,405,603)*                             $5,736,281,380
-------------------------------------------------------------
Foreign currencies, at value (cost $2,255)              2,227
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                 18,647,907
-------------------------------------------------------------
  Dividends and interest                            2,578,223
-------------------------------------------------------------
Investment for deferred compensation plan              53,754
-------------------------------------------------------------
Collateral for securities loaned                  127,212,500
-------------------------------------------------------------
Other assets                                          112,470
=============================================================
    Total assets                                5,884,888,461
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            9,153,019
-------------------------------------------------------------
  Deferred compensation plan                           53,754
-------------------------------------------------------------
  Collateral upon return of securities loaned     127,212,500
-------------------------------------------------------------
Accrued administrative services fees                   22,714
-------------------------------------------------------------
Accrued distribution fees                           3,552,303
-------------------------------------------------------------
Accrued trustees' fees                                  1,984
-------------------------------------------------------------
Accrued transfer agent fees                           651,969
-------------------------------------------------------------
Accrued operating expenses                            306,872
=============================================================
    Total liabilities                             140,955,115
=============================================================
Net assets applicable to shares outstanding    $5,743,933,346
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,724,320,325
_____________________________________________________________
=============================================================
Class B                                        $2,367,975,912
_____________________________________________________________
=============================================================
Class C                                        $  651,637,109
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

  Class A                                         195,982,788
_____________________________________________________________
=============================================================
  Class B                                         175,230,405
_____________________________________________________________
=============================================================
  Class C                                          48,225,577
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        13.90
-------------------------------------------------------------
  Offering price per share:
  (Net asset value of $13.90 divided by
    94.50%)                                    $        14.71
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        13.51
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        13.51
_____________________________________________________________
=============================================================

 * At April 30, 2001, securities with an aggregate market value of $122,405,084 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $129,316)                                   $    20,758,740
-------------------------------------------------------------
Dividends from affiliated money market funds        9,131,819
-------------------------------------------------------------
Interest                                              187,474
-------------------------------------------------------------
Security lending income                               113,956
=============================================================
    Total investment income                        30,191,989
=============================================================

EXPENSES:

Advisory fees                                      19,025,351
-------------------------------------------------------------
Administrative services fees                          143,212
-------------------------------------------------------------
Custodian fees                                        159,790
-------------------------------------------------------------
Distribution fees -- Class A                        4,993,587
-------------------------------------------------------------
Distribution fees -- Class B                       12,408,203
-------------------------------------------------------------
Distribution fees -- Class C                        3,368,519
-------------------------------------------------------------
Transfer agent fees -- Class A                      2,869,566
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,589,364
-------------------------------------------------------------
Transfer agent fees -- Class C                        702,948
-------------------------------------------------------------
Trustees' fees                                         16,531
-------------------------------------------------------------
Other                                               1,138,652
=============================================================
    Total expenses                                 47,415,723
=============================================================
Less: Fees waived                                    (132,473)
-------------------------------------------------------------
    Expenses paid indirectly                          (70,838)
=============================================================
    Net expenses                                   47,212,412
=============================================================
Net investment income (loss)                      (17,020,423)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS

Net realized gain (loss) from:
  Investment securities                          (325,627,652)
-------------------------------------------------------------
  Foreign currencies                                       11
-------------------------------------------------------------
  Futures contracts                                  (102,691)
=============================================================
                                                 (325,730,332)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (1,050,108,810)
-------------------------------------------------------------
  Foreign currencies                                    2,311
=============================================================
                                               (1,050,106,499)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and futures contracts     (1,375,836,831)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(1,392,857,254)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,        OCTOBER 31,
                                                                   2001               2000
                                                              ---------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (17,020,423)   $  (38,897,346)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     (325,730,332)     (192,471,545)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (1,050,106,499)      713,644,598
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,392,857,254)      482,275,707
===============================================================================================
Share transactions-net:
  Class A                                                         219,626,155       608,764,340
-----------------------------------------------------------------------------------------------
  Class B                                                         199,632,651       660,832,200
-----------------------------------------------------------------------------------------------
  Class C                                                          87,742,806       337,243,562
===============================================================================================
    Net increase (decrease) in net assets                        (885,855,642)    2,089,115,809
===============================================================================================

NET ASSETS:

  Beginning of period                                           6,629,788,988     4,540,673,179
===============================================================================================
  End of period                                               $ 5,743,933,346    $6,629,788,988
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 5,614,763,247    $5,107,761,635
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (17,127,184)         (106,761)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and futures contracts         (559,567,001)     (233,836,669)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            705,864,284     1,755,970,783
===============================================================================================
                                                              $ 5,743,933,346    $6,629,788,988
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $224,125,606 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. For the six months ended April 30, 2001, AIM waived fees of $132,473.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $143,212 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $3,549,859 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $4,993,587, $12,408,203 and $3,368,519, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,117,635 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $128,365 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2001, the Fund paid legal fees of $5,251 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $69,905 and reductions in custodian fees of $933 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $70,838.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $122,405,084 were on loan to brokers. The loans were secured by cash collateral of $127,212,500 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2001, the Fund received fees of $113,956 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $1,403,638,537 and $632,931,872, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,022,252,530
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (326,058,721)
==========================================================
Net unrealized appreciation of
  investment securities                     $  696,193,809
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $5,040,087,571.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                     APRIL 30, 2001                 OCTOBER 31, 2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      39,642,344    $ 604,173,611    148,715,420    $1,263,107,272
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      27,486,720      409,863,511    129,401,524       992,150,930
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      11,337,459      169,186,920     37,286,271       429,625,653
===========================================================================================================================
Reacquired:
  Class A                                                     (26,594,539)    (384,547,456)   (15,253,996)     (654,342,932)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (15,068,346)    (210,230,860)    (8,016,409)     (331,318,730)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,815,542)     (81,444,114)    (2,250,850)      (92,382,091)
===========================================================================================================================
                                                               30,988,096    $ 507,001,612    289,881,960    $1,606,840,102
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                 CLASS A(a)
                             -----------------------------------------------------------------------------------
                             SIX MONTHS
                               ENDED                     YEAR ENDED OCTOBER 31,                  OCTOBER 1, 1996     YEAR ENDED
                             APRIL 30,     --------------------------------------------------    TO OCTOBER 31,     SEPTEMBER 30,
                                2001        2000(b)         1999        1998(b)      1997(b)          1996              1996
                             ----------    ----------    ----------    ----------    --------    ---------------    -------------
Net asset value, beginning
  of period                  $   17.29     $    15.49    $    12.05    $    10.32    $   8.69       $   8.52          $   7.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                       (0.02)         (0.05)         0.01          0.04        0.06             --              0.11
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                  (3.37)          1.85          3.47          1.92        2.31           0.17              1.54
=================================================================================================================================
    Total from investment
      operations                 (3.39)          1.80          3.48          1.96        2.37           0.17              1.65
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income               --             --         (0.01)        (0.02)      (0.02)            --             (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                  --             --         (0.03)        (0.21)      (0.72)            --             (1.00)
=================================================================================================================================
    Total distributions             --             --         (0.04)        (0.23)      (0.74)            --             (1.07)
=================================================================================================================================
Net asset value, end of
  period                     $   13.90     $    17.29    $    15.49    $    12.05    $  10.32       $   8.69          $   8.52
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                 (19.61)%        11.60%        29.01%        19.36%      29.68%          2.04%            22.39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)            $2,724,320     $3,163,453    $2,299,551    $1,085,648    $498,178       $120,448          $106,415
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to
  average net assets:
  With fee waivers                1.23%(d)       1.19%         1.19%         1.22%       1.31%          1.30%(e)          1.26%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers             1.23%(d)       1.19%         1.19%         1.22%       1.32%          1.37%(e)          1.26%
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                     (0.22)%(d)     (0.31)%        0.03%         0.33%       0.50%          0.12%(e)          0.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate             11%            22%           22%           27%         43%            10%               58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to April 30, 2001 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,877,126,070.
(e)  Annualized.

                                                                                  CLASS B(a)
                                              -----------------------------------------------------------------------------------
                                                                                                                  OCTOBER 1, 1996
                                              SIX MONTHS                                                            (DATE SALES
                                                ENDED                     YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                              APRIL 30,     --------------------------------------------------      OCTOBER 31,
                                                 2001        2000(b)       1999(b)         1998       1997(b)          1996
                                              ----------    ----------    ----------    ----------    --------    ---------------
Net asset value, beginning of period          $   16.87     $    15.22    $    11.91    $    10.25    $   8.69       $   8.52
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.06)         (0.17)        (0.10)        (0.04)      (0.01)            --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (3.30)          1.82          3.44          1.91        2.30           0.17
=================================================================================================================================
    Total from investment operations              (3.36)          1.65          3.34          1.87        2.29           0.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income               --             --            --            --       (0.01)            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --             --         (0.03)        (0.21)      (0.72)            --
=================================================================================================================================
    Total distributions                              --             --         (0.03)        (0.21)      (0.73)            --
=================================================================================================================================
Net asset value, end of period                $   13.51     $    16.87    $    15.22    $    11.91    $  10.25       $   8.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  (19.92)%        10.87%        28.08%        18.52%      28.81%          2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $2,367,976     $2,746,149    $1,891,171    $  745,362    $264,337       $  8,101
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 1.89%(d)       1.88%         1.91%         1.94%       2.10%          2.01%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              1.89%(d)       1.88%         1.91%         1.94%       2.12%          2.08%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.88)%(d)      (1.00)%      (0.68)%       (0.38)%      0.28)%        (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                              11%            22%           22%           27%         43%            10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to April 30, 2001 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,502,206,683.
(e)  Annualized.

                                                                                         CLASS C(a)
                                                           ----------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                           SIX MONTHS                                               (DATE SALES
                                                             ENDED               YEAR ENDED OCTOBER 31,              COMMENCED)
                                                           APRIL 30,     --------------------------------------    TO OCTOBER 31,
                                                              2001        2000(b)       1999(b)       1998(b)         1997(b)
                                                           ----------    ----------    ----------    ----------    --------------
Net asset value, beginning of period                       $   16.86     $    15.21    $    11.91    $    10.25       $  10.57
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.06)         (0.17)        (0.10)        (0.04)            --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (3.29)          1.82          3.43          1.91          (0.32)
=================================================================================================================================
    Total from investment operations                           (3.35)          1.65          3.33          1.87          (0.32)
=================================================================================================================================
Less distributions from net realized gains                        --             --         (0.03)        (0.21)            --
=================================================================================================================================
Net asset value, end of period                             $   13.51     $    16.86    $    15.21    $    11.91       $  10.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               (19.87)%        10.82%        28.09%        18.52%         (3.06)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $ 651,637     $  720,186    $  349,951    $   87,554       $  3,947
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.89%(d)       1.88%         1.90%         1.94%          2.10%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.89%(d)       1.88%         1.90%         1.94%          2.12%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.88)%(d)     (1.00)%       (0.68)%       (0.38)%        (0.28)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           11%            22%           22%           27%            43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to April 30, 2001 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $679,286,910.
(e)  Annualized.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                 OFFICERS                                   OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                           11 Greenway Plaza
Chairman, President and                           Chairman and President                     Suite 100
Chief Executive Officer                                                                      Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary        INVESTMENT ADVISOR
Bruce L. Crockett
Director                                          Gary T. Crum                               A I M Advisors, Inc.
ACE Limited;                                      Senior Vice President                      11 Greenway Plaza
Formerly Director, President, and                                                            Suite 100
Chief Executive Officer                           Edgar M. Larsen                            Houston, TX 77046
COMSAT Corporation                                Vice President
                                                                                             TRANSFER AGENT
Owen Daly II                                      Dana R. Sutton
Formerly Director                                 Vice President and Treasurer               A I M Fund Services, Inc.
Cortland Trust Inc.                                                                          P.O. Box 4739
                                                  Melville B. Cox                            Houston, TX 77210-4739
Albert R. Dowden                                  Vice President
Chairman of the Board of Directors,                                                          CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and       Mary J. Benson
Director, Magellan Insurance Company,             Assistant Vice President and               State Street Bank and Trust Company
Formerly Director, President and                  Assistant Treasurer                        225 Franklin Street
Chief Executive Officer,                                                                     Boston, MA 02110
Volvo Group North America, Inc.; and              Sheri Steward Morris
Senior Vice President, AB Volvo                   Assistant Vice President and               COUNSEL TO THE FUND
                                                  Assistant Treasurer
Edward K. Dunn Jr.                                                                           Ballard Spahr
Chairman, Mercantile Mortgage Corp.;              Juan E. Cabrera, Jr.                       Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,             Assistant Secretary                        1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                     Philadelphia, PA 19103
President, Mercantile Bankshares                  Jim A. Coppedge
                                                  Assistant Secretary                        COUNSEL TO THE TRUSTEES
Jack M. Fields
Chief Executive Officer                           Renee A. Friedli                           Kramer, Levin, Naftalis & Frankel LLP
Texana Global, Inc.;                              Assistant Secretary                        919 Third Avenue
Formerly Member                                                                              New York, NY 10022
of the U.S. House of Representatives              P. Michelle Grace
                                                  Assistant Secretary                        DISTRIBUTOR
Carl Frischling
Partner                                           John H. Lively                             A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                        11 Greenway Plaza
                                                                                             Suite 100
Prema Mathai-Davis                                Nancy L. Martin                            Houston, TX 77046
Formerly Chief Executive                          Assistant Secretary
Officer, YWCA of the U.S.A.
                                                  Ofelia M. Mayo
Lewis F. Pennock                                  Assistant Secretary
Partner
Pennock & Cooper                                  Lisa A. Moss
                                                  Assistant Secretary
Louis S. Sklar
Executive Vice President                          Kathleen J. Pflueger
Hines Interests                                   Assistant Secretary
Limited Partnership
                                                  Stephen R. Rimes
                                                  Assistant Secretary

                                                  Timothy D. Yang
                                                  Assistant Secretary

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                               RISK YOU UNDERTAKE

                           DEPENDS ON SEVERAL FACTORS:

                           YOUR FINANCIAL OBJECTIVES,

                               YOUR RISK TOLERANCE

                             AND YOUR TIME HORIZON.

                      -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

THE AIM FAMILY OF FUND--Registered Trademark--

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                     1976 and managed approximately $154 billion
                                                                                    in assets for nine million shareholders,
AIM Small Cap Opportunities(1)          AIM Latin American Growth                   including individual in tors, corporate
AIM Mid Cap Opportunities(1)            AIM Developing Markets                      clients and financial institutions, as of
AIM Large Cap Opportunities(2)          AIM European Small Company                  March 31, 2001.
AIM Emerging Growth                     AIM Asian Growth                                The AIM Family of Funds--Registered
AIM Small Cap Growth(1)                 AIM Japan Growth                            Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM International Emerging Growth           AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                      AIM European Development                    complex in the United States in assets under
AIM Small Cap Equity                    AIM Euroland Growth                         management, according to Strategic Insight, an
AIM Capital Development                 AIM Global Aggressive Growth                independent mutual fund monitor. AIM is a
AIM Constellation                       AIM International Equity                    subsidiary of AMVESCAP PLC, one of the world's
AIM Dent Demographic Trends             AIM Advisor International Value             largest independent financial services companies
AIM Select Growth                       AIM Worldwide Spectrum                      with $370 billion in assets under management as
AIM Large Cap Growth                    AIM Global Trends                           of March 31, 2001.
AIM Weingarten                          AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                    MORE CONSERVATIVE
AIM Charter
AIM Value                                      SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                 MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                            AIM New Technology
AIM Advisor Flex                        AIM Global Telecommunications and Technology
                                        AIM Global Infrastructure
       MORE CONSERVATIVE                AIM Global Resources
                                        AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                                MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       BCH-SAR-1

A I M Distributors, Inc.